UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2025

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Allbirds, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hotaling Place
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lily Yan Hughes was appointed to the board of directors (the “Board”) of Allbirds, Inc. (the “Company”), effective October 31, 2025.

Ms. Hughes will serve as a Class I director and will stand for reelection at the 2028 annual meeting of stockholders. Ms. Hughes will also serve as a member of the Board’s Sustainability, Nomination and Governance Committee and Management Compensation and Leadership Committee, and as the Chair of the Sustainability, Nomination and Governance Committee.

In connection with her appointment to the Board and pursuant to the Company’s 2021 Equity Incentive Plan, on October 31, 2025, the effective date of her appointment to the Board, Ms. Hughes was granted an initial award of restricted stock units having a grant date fair value of $200,000, that will vest in accordance with the Company's Non-Employee Director Compensation Policy, as described in the Company's proxy statement filed with the Securities and Exchange Commission on April 24, 2025. As a non-employee director, Ms. Hughes will also be entitled to receive the Company's standard cash retainers for service on the Board and for membership on any committees of the Board on which she will serve, as set forth in the Company's Non-Employee Director Compensation Policy.

Ms. Hughes has also executed the Company's standard form of indemnification agreement.

There is no family relationship between Ms. Hughes and any director or executive officer of the Company, and she was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Ms. Hughes has not engaged in any transaction that would be reported as a related party transaction under Item 404(a) of Regulation S-K.
Item 7.01     Regulation FD Disclosure.

A copy of the press release announcing Ms. Hughes’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 31, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: October 31, 2025
	By:	/s/ Joe Vernachio
Joe Vernachio
Chief Executive Officer